UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)         January 2, 2008

The Penn Traffic Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-9930	25-0716800
(Commission File Number)	(IRS Employer Identification No.)

1200 State Fair Boulevard Syracuse, New York	13221-4737
(Address of Principal Executive Offices)	(Zip Code)

(315) 453-7284
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01              REGULATION FD DISCLOSURE

On January 2, 2008, The Penn Traffic Company issued the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	The following are attached as exhibits to this Current Report on

Form 8-K:

Exhibit	Description
99.1	Press Release dated January 2, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

THE PENN TRAFFIC COMPANY
By:	/s/ Daniel J. Mahoney
Name: Daniel J. Mahoney Title: SVP — General Counsel

Dated:  January 2, 2008

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 2, 2008